YBOR CITY SHUTTLE SERVICE, INC.

              INCORPORATED UNDER THE LAWS OF THE STATE OF FLORIDA
             AUTHORIZED: 50,000,000 COMMON SHARES, $.0001 PAR VALUE

      NUMBER                                                      SHARES


                                                            SEE REVERSE FOR
                                                          CERTAIN DEFINITIONS

                                                         CUSIP  985384   10   6


THIS CERTIFIES THAT

is the owner of

           FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK,
                         $.0001 PAR VALUE PER SHARE, OF


                        Ybor City Shuttle Service, Inc.

transferable only on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to the provisions of the Certificate of Incorporation, to all of which the holder by acceptance hereby assents.

     This Certificate is not valid unless countersigned and registered by the Transfer Agent.

     IN WITNESS WHEREOF, the Corporation has caused this Certificate to be signed in facsimile by its duly authorized officer and the facsimile seal of the Corporation to be duly affixed hereto.

     Dated:



/s/  Brendon K. Rennert           [corporate       /s/  Brendon K. Rennert
-----------------------          seal graphic         -----------------------
       Secretary                   omitted]                President

                        Ybor City Shuttle Service, Inc.
                     Florida Atlantic Stock Transfer, Inc.
                           Transfer Fee: As Required




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     The following  abbreviations,  when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


TEN COM  -  as tenants in common        UNIF GIFT MIN ACT      Custodian for
                                                         (Cust)          (Minor)
TEN ENT  -  as tenants by the entireties         under Uniform Gifts to Minors

JT TEN   -  as joint tenants with right          Act of
            of survivorship and not as                 -------------------------
            tenants in common                                     (State)


    Additional abbreviations may also be used though not in the above list.


     For value received ...................hereby sell, assign and transfer unto

                     PLEASE INSERT SOCIAL SECURITY OR OTHER
                         IDENTIFYING NUMBER OF ASSIGNEE


                     ----------------------------------------
                Please print or type name and address of assignee


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--------------------------------------------------------------------------Shares

of the Common Stock represented by the within Certificate and do hereby irrevocably constitute and appoint
                                  ----------------------------------------------

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Attorney  to  transfer  the  said  stock  on  the  books  of  the  within  named
Corporation, with full power of substitution in the premises.

Dated                   19
     -------------------   -------

SIGNATURE GUARANTEED:                            X
                                                   -----------------------------


                                                 X
                                                   -----------------------------


THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THIS CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATSOEVER. THE SIGNATURE(S) MUST BE GUARANTEED BY AN ELIGIBLE GUARNATOR INSTITUTION (Banks, Stockbrokers, Savings and Loan
Associations and Credit Unions) WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM PURSUANT TO RULE 17Ad-15 UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED.